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                       SUTHERLAND, ASBILL & BRENNAN LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404

Tel: (202) 383-0100                                Stephen E. Roth
Fax: (202) 637-3593                    Direct Line: (202) 383-0158



                                    November 25, 1997

Board of Trustees
State Farm Variable Product Trust
One State Farm Plaza
Bloomington, Illinois 61710-0001

          Re:  State Farm Variable Product Trust
               Registration Statement on Form N-1A
               (File No. 333-22467)
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Trustees:

          We have acted as counsel to State Farm Variable Product Trust (the "Trust"), a business trust organized under the laws of the State of Delaware, in connection with its registration as an open-end management investment company under the Investment Company Act of 1940, as amended, and in connection with its registration of an indefinite number of shares of beneficial interest in the Trust (the "Shares") under the Securities Act of 1933, as amended (the "1933 Act"). In this connection, we have examined the initial registration statement filed by you and pre-effective amendment number one to the registration statement to be filed by you with the Securities and Exchange Commission on Form N-1A (File No. 333-22467) (together, the "registration statement"). We also are familiar with the actions taken by you at board of trustees meetings held on June 13, 1997 and September 12, 1997, and intended to be taken by you, in connection with the authorization, issuance and sale of the Shares.

          We have examined such Trust records, certificates and other documents and reviewed such questions of law as we have considered necessary or appropriate for purposes of this opinion. In our examination of such materials, we have assumed the genuineness of all signatures and the conformity to the original documents of all copies submitted to us. As to certain questions of fact material to our opinion, we have relied upon statements of officers of the Trust and upon representations of the Trust made in the registration statements.

          Based upon the foregoing, we are of the opinion that the Shares, when issued and sold in the manner described in the registration statements, will be legally issued, fully paid and non-assessable.

          We are attorneys licensed to practice only in the State of Georgia and the District of Columbia.
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Board of Trustees
November 25, 1997
Page 2


          We hereby consent to the reference to our name in the prospectuses and statement of additional information filed as part of the registration statements. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act. We also hereby consent to the filing of this opinion as an exhibit to pre-effective amendment number one to the registration statement to be filed by you with the Securities and Exchange Commission on Form N-1A.

                              Very truly yours,

                              SUTHERLAND, ASBILL & BRENNAN LLP



                              By:     /s/ Stephen E. Roth
                                 ----------------------------------
                                          Stephen E. Roth